Higher One Holdings, Inc. Q1’11 Earnings Results May 3, 2011 Exhibit 99.2

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.  Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow.  We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Q1’11 Highlights
•
Solid performance on both top and bottom
line
•
Strong competitive position
•
Executing against our strategic priorities
o
Signing new clients
o
Increasing adoption at existing clients

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

*Calculation of organic revenue growth is included in the appendix of this presentation
Revenue
(in $ millions)
17.7
12.8
21.1
26.1
38.9
27.8
38.6
39.8
51.4
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y Revenue Growth -- -- -- -- 120% 118% 83% 53% 32%
Y/Y Organic Growth* -- -- -- -- 90% 83% 46% 41% 32%
Gross Profit Margin 70.7% 60.5% 66.7% 64.4% 67.7% 62.5% 62.7% 63.5% 66.1%
Revenue in-line with expectations

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)
4.0
0.4
4.8
5.0
8.3
1.8
6.4
8.5
11.0
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y Net Income Growth -- -- -- -- 104% 343% 34% 72% 34%
Net Income Margin 22.9% 3.2% 22.7% 19.0% 21.3% 6.6% 16.7% 21.5% 21.5%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Margin expansion as we grow Adj. EBITDA
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)
8.1
3.0
9.1
10.3
17.9
9.2
15.5
16.8
24.0
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y Adj. EBITDA Growth -- -- -- -- 121% 207% 71% 63% 34%
Adj. EBITDA Margin* 45.9% 23.5% 43.0% 39.6% 46.1% 33.2% 40.2% 42.3% 46.7%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)
0.08
0.01
0.09
0.09
0.15
0.03
0.11
0.14
0.19
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y Diluted EPS Growth -- -- -- -- 95% 324% 22% 56% 23%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Adj. EPS in-line with expectations
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)
0.09
0.03
0.10
0.11
0.19
0.09
0.15
0.17
0.24
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y Adj. EPS Growth -- -- -- -- 109% 212% 44% 47% 26%
Adj. Net Income Margin* 27.3% 12.1% 26.2% 23.7% 27.2% 18.2% 22.7% 25.2% 28.0%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Operating Cash Flow
Operating Cash Flow
(in $ millions)
5.7
(1.2)
6.9
9.2
17.3
(0.1)
9.8
13.0
20.4
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y Operating CF Growth -- -- -- -- 204% -89% 42% 41% 18%
Operating CF as a % of Rev 32.2% -9.7% 32.9% 35.5% 44.6% -0.5% 25.5% 32.7% 39.8%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Continue to generate healthy amounts of cash
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)
5.4
-1.5
6.4
8.1
16.2
-1.4
6.4
11.9
19.0
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Y/Y FCF Growth -- -- -- -- 199% -4% -1% 47% 17%
FCF Yield 30.7% -11.6% 30.5% 31.0% 41.7% -5.1% 16.5% 29.8% 37.0%
CapEx as % of Rev 1.6% 1.9% 2.4% 4.4% 2.9% 4.6% 9.0% 2.9% 2.8%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

2,684
2,795
3,217
3,281
3,413
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
2,193
2,315
2,450
2,460
2,506
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11
Solid sales, customer base continues to grow
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet Payment Suite products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
OneDisburse SSE* CASHNet Suite SSE*
+27% +14%
(in thousands) (in thousands)

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

1,207
1,762
306
249
Q1'10 OneAccounts Change in OneAccounts
at schools launched
before 3/31/10
New OneAccounts from
schools launched after
3/31/10
Q1'11 OneAccounts
New sales, higher adoption drive account growth
OneAccount Growth
+46%
(in thousands)

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

31,742
41,999
Q1'10 Q1'11
3,844
4,305
Q1'10 Q1'11
2,677
4,376
Q1'10 Q1'11
607
703
Q1'10 Q1'11
Continued growth in major revenue buckets
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
82% 82% 10% 8% 7% 9% 2% 1%
+32%
+12%
+63%
+16%

20.1%
19.0%
Q1'10 Q1'11
2.5%
1.5%
Q1'10 Q1'11
5.4%
4.6%
Q1'10 Q1'11
Carefully managing expenses as we scale revenue
• Continue to gain leverage from
scale
• Decrease in PD costs due to
reduction in outsourced services
related to our Q4’09 acquisition.
• Continue to make the right
investments to grow the business…
recently announced OneDisburse
product innovations based on
feedback from the market.
• Excluding stock-based and other
customer acquisition expense, S&M
expense as a percent of revenue was
4.6% in Q1’11 (compared to 5.4% in
Q1’10)
• Not scaling headcount as fast as
revenue
G&A
(as a % of rev)
PD
(as a % of rev)
Adj. S&M*
(as a % of rev)
10.0%
10.6%
Stock-based and
other M&A
related expense
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of
EduCard and CASHNET.  Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

$34.5
$51.8
$14.7
$20.4
($1.4)
($0.4)
$16.0
Q1'11 Beginning
Cash, Cash
Equivalents, and
Investments
Operating Cash
Flow
CapEx Other* Q1'11 Ending
Cash, Cash
Equivalents, and
Investments
Continue to build on our strong liquidity position
•
$19.0M in FCF
• $20.4M in operating cash flow
• $1.4M of CapEx
•
Fully liquid assets total $67.8M
•
Additional $50M available
under new credit facility**
•
Building project to impact FCF
through Q1’12
*Other primarily includes an escrow payment made and proceeds and tax benefits from options exercises
**Subject to certain standard affirmative, negative and financial covenants, outlined in our SEC filings
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$49.2
FCF
Cash and cash equivalents
Investments in available for sale securities
$67.8

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

GAAP Guidance Update
FY’11 Q2’11
Low High Low High
Revenue $33.0M - $35.0M $180M - $188M
GAAP Diluted EPS $0.02 - $0.09 $0.42 - $0.59
•
Maintaining FY’11 revenue guidance
•
Increased FY’11 EPS guidance
•
Impact from Reg E changes through Q3
•
Higher share count impacting EPS growth

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Non-GAAP Guidance Update
*Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY’11 Q2’11
•
Maintaining FY’11 revenue guidance
•
FY’11 Adj. EPS guidance up a penny
•
Impact from Reg E changes through Q3
•
Higher share count impacting EPS growth
Low High Low High
Revenue $33.0M - $35.0M $180M - $188M
implied y/y growth 19% - 26% 24% - 30%
Adj. Diluted EPS* $0.09 - $0.11 $0.69 - $0.75
implied y/y growth 0% - 21% 15% - 25%

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Q1’11 Summary
•
Strong performance on both top and bottom line
•
Creating value for customers
o
Well positioned against competitors
o
Good quarter for sales
o
Robust pipeline
•
2011 strategy remains the consistent
o
Sign more schools
o
Increase adoption at existing schools

® ©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners. 19 Q & A

® ©2011 Higher One Holdings, Inc. Higher One and the Higher One logo are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners. 20 Appendix

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Calculation of Organic Revenue*
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end
March 31, June 30, Sept 30, Dec 31,
2010 2010 2010 2010
Total Revenue Growth 120% 118% 83% 53%
Acquisition Impact (30%) (35%) (37%) (12%)
Total Organic Revenue Growth 90% 83% 46% 41%
March 31,
2011
Total Revenue Growth 32%
Acquisition Impact --
Total Organic Revenue Growth 32%
Three Months Ended

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Calculation of Free Cash Flow
March 31, June 30, Sept 30, Dec 31,
(in thousands) 2009 2009 2009 2009
GAAP Operating Cash Flow 5,698 $                   (1,233) $                6,942 $                   9,249 $
Purchases of Fixed Assets, Net of Disposals (274)                        (242)                        (514)                        (1,158)
Free Cash Flow 5,424 $                   (1,475) $                6,428 $                   8,091 $
March 31, June 30, Sept 30, Dec 31, March 31,
2010 2010 2010 2010 2011
GAAP Operating Cash Flow 17,326 $               (132) $                     9,847 $                   13,015 $               20,429 $
Purchases of Fixed Assets, Net of Disposals (1,128)                    (1,287)                    (3,484)                    (1,160)                    (1,428)
Free Cash Flow 16,198 $               (1,419) $                6,363 $                   11,855 $               19,001 $
Three Months Ended

©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Calculation of Adjusted EBITDA
March 31, June 30, Sept 30, Dec 31,
(in thousands) 2009 2009 2009 2009
GAAP Net Income 4,046 $                    413 $                        4,793 $                    4,967 $
Interest income - (1) (1) (2)
Interest expense 161 120 113 164
Income tax expense 2,267 252 2,596 2,810
Depreciation and amortization 570 684 633 1,082
EBITDA 7,044 1,468 8,134 9,021
Other income - - - (17)
Stock-based and other customer acquisition expense 619 1,050 227 490
Stock-based compensation expense 293 329 341 424
Milestone bonus 150 150 375 419
Adjusted EBITDA 8,106 $                    2,997 $                    9,077 $                    10,336 $
Revenues 17,670 $                  12,758 $                  21,102 $                  26,076 $
Net Income Margin 22.9% 3.2% 22.7% 19.0%
Adjusted EBITDA Margin 45.9% 23.5% 43.0% 39.6%
March 31, June 30, Sept 30, Dec 31, March 31,
2010 2010 2010 2010 2011
GAAP Net Income 8,264 $                    1,830 $                    6,429 $                    8,536 $                    11,042 $
Interest income (1) (2) (10) (16) (25)
Interest expense 229 247 84 169 74
Income tax expense 5,167 1,183 4,277 4,861 6,838
Depreciation and amortization 1,626 1,747 1,947 1,972 1,677
EBITDA 15,285 5,005 12,727 15,522 19,606
Other income - - - - -
Stock-based and other customer acquisition expense 1,801 3,508 2,139 565 3,088
Stock-based compensation expense 849 692 643 729 1,304
Milestone bonus - - - - -
Adjusted EBITDA 17,935 $                  9,205 $                    15,509 $                  16,816 $                  23,998 $
Revenues 38,870 $                  27,750 $                  38,566 $                  39,783 $                  51,383 $
Net Income Margin 21.3% 6.6% 16.7% 21.5% 21.5%
Adjusted EBITDA Margin 46.1% 33.2% 40.2% 42.3% 46.7%
Three Months Ended

Calculation of Adjusted Diluted EPS
March 31, June 30, Sept 30, Dec 31,
(in thousands) 2009 2009 2009 2009
GAAP Net Income 4,046 $                    413 $                        4,793 $                    4,967 $
Stock-based and other customer acquisition expense 619 1,050 227 490
Stock-based compensation expense - ISO 112 140 152 206
Stock-based compensation expense - NQO 181 189 189 218
Milestone bonus expense 150 150 375 419
Amortization of intangibles 76 143 86 405
Amortization of finance costs 22 22 32 37
Total pre-tax adjustments 1,160 1,694 1,061 1,774
Tax rate 35.8% 35.9% 35.9% 35.9%
Tax adjustment 376 558 326 563
Adjusted net income 4,830 $                    1,549 $                    5,528 $                    6,178 $
Diluted Weighted Average Shares Outstanding 52,340 53,344 53,620 53,821
Diluted EPS 0.08 $                       0.01 $                       0.09 $                       0.09 $
Adjusted Diluted EPS 0.09 $                       0.03 $                       0.10 $                       0.11 $
Revenues 17,670 $                  12,758 $                  21,102 $                  26,076 $
Net Income Margin 22.9% 3.2% 22.7% 19.0%
Adjusted Net Income Margin 27.3% 12.1% 26.2% 23.7%
March 31, June 30, Sept 30, Dec 31, March 31,
2010 2010 2010 2010 2011
GAAP Net Income 8,264 $                    1,830 $                    6,429 $                    8,536 $                    11,042 $
Stock-based and other customer acquisition expense 1,801 3,508 2,139 565 3,088
Stock-based compensation expense - ISO 437 373 338 378 427
Stock-based compensation expense - NQO 412 319 305 351 877
Milestone bonus expense - - - - -
Amortization of intangibles 767 768 768 767 768
Amortization of finance costs 51 51 51 51 18
Total pre-tax adjustments 3,468 5,019 3,601 2,112 5,178
Tax rate 38.5% 38.7% 38.6% 35.7% 38.2%
Tax adjustment 1,167 1,796 1,259 619 1,815
Adjusted net income 10,565 $                  5,053 $                    8,771 $                    10,029 $                  14,405 $
Diluted Weighted Average Shares Outstanding 54,872 55,688 59,154 59,361 59,547
Diluted EPS 0.15 $                       0.03 $                       0.11 $                       0.14 $                       0.19 $
Adjusted Diluted EPS 0.19 $                       0.09 $                       0.15 $                       0.17 $                       0.24 $
Revenues 38,870 $                  27,750 $                  38,566 $                  39,783 $                  51,383 $
Net Income Margin 21.3% 6.6% 16.7% 21.5% 21.5%
Adjusted Net Income Margin 27.2% 18.2% 22.7% 25.2% 28.1%
Three Months Ended

Three Months Ending June 30, 2011			
	GAAP		Non-GAAP (a)	
Revenues (in millions)	$33.0	- $35.0	$33.0	- $35.0
Diluted EPS	$0.02	- $0.09	$0.09	- $0.11

(a) Estimated Non-GAAP amounts above for the three months ending June 30, 2010 reflect the estimated quarterly adjustments that exclude (i) expenses related to the one-time ATM fleet upgrade of approximately $200,000, (ii) the amortization of intangibles and finance costs of approximately $800,000, (iii) stock-based compensation expense of approximately $1.0 million, (iv) stock-based and other customer acquisition expense of approximately $1.5 million to $7.0 million, and (v) the gain related to the settlement of litigation with the former stockholders of Informed Decisions Corporation of approximately $1.5 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

	Twelve Months Ending December 31, 2011			
	GAAP		Non-GAAP (b)	
Revenues (in millions)	$180.0	- $188.0	$180.0	- $188.0
Diluted EPS	$0.42	- $0.59	$0.69	- $0.75

(b) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2011 reflect the estimated annual adjustments, that exclude the amortization of (i) expenses related to the one-time ATM fleet upgrade of approximately $1.0 million, (ii) intangibles and finance costs of approximately $3.0 million, (iii) stock-based compensation expense of approximately $4.0 million, (iv) stock-based and other customer acquisition expense of approximately $8.0 million to $22.0 million, and (v) the gain related to the settlement of litigation with the former stockholders of Informed Decisions Corporation of approximately $1.5 million.

Stock-based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock-based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.

HIGHER ONE

®
©2011 Higher One Holdings, Inc.  Higher One and the Higher One logo are registered trademarks of Higher One, Inc.  All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance